SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2003

United Financial Banking Companies, Inc

(Exact name of registrant as specified in its charter)

Virginia	54-1201253
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8399 Leesburg Pike, Vienna, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 734-0070

Item 4.    Changes in Registrant’s Certifying Accountant

(a)    Cessation of Service of Prior Accountants

(i)    On October 1, 2003, the firm of Brown, Dakes, Wannall & Maxfield, P.C. (“BDWM”), independent public accountants for United Financial Banking Company (the “Company”) merged with the firm of Argy, Wiltse & Robinson, P.C. Brown, Dakes, Wannall & Maxfield, P.C. ceased operations on October 21, 2003. Argy, Wiltse & Robinson, P.C. does not accept nor service clients registered with the Securities and Exchange Commission and advised the Company that it will not continue as the Company’s independent auditors.

(ii)    During the years ended December 31, 2001 and 2002, and in connection with the audit of the Company’s financial statements for such periods, and for the period from January 1, 2003 to October 21, 2003, there were no disagreements between the Company and BDWM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BDWM, would have caused BDWM to make reference to such matter in connection with its audit reports on the Company’s financial statements.

(iii)    The reports of BDWM on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2001 and December 31, 2002, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iv)    During the two fiscal year period ended December 31, 2002, and from such date to October 21, 2003, there were no reportable events as such term is used in Item 304(a)(v) of Regulation SK.

(v)    The change in independent public accountants was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors.

(vi)    The Company has requested that BDWM furnish it with a letter addressed to the SEC stating whether or not BDWM agrees with the above statements. A copy of this letter is filed as Exhibit 16 to this Form 8-K.

(b)    Engagement of New Accountants

(i)    On October 27, 2003, the Company engaged the firm of Goodman & Company (“Goodman”) to audit the Company’s financial statements for fiscal year 2003 as its certifying accountant.

(ii)    The engagement of Goodman was recommended by the Company’s Audit Committee and approved by the Company’s Board of Directors.

(iii)    During the fiscal years ended December 31, 2001 and 2002, and in the interim period from January 1, 2003 through October 27, 2003, there were no consultations between the Company and Goodman regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Goodman concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing, or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as that term is used in Item 304(a)(1)(iv) of Regulation SK or a reportable event, as that term is used in Item 304(a)(1)(v) of Regulation S-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)    Financial Statements of Business Acquired. Not applicable.

(b)    Pro Forma Financial Information. Not Applicable.

(c)	Exhibits. (16) Letter of Brown, Dakes, Wannall & Maxfield, P.C pursuant to Item 304(a) (3) of Regulation SK.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED FINANCIAL BANKING COMPANY

By:	/s/ HAROLD C. RAUNER

Harold C. Rauner, President and CEO

By:	/s/ LISA M. PORTER

Lisa M. Porter, Chief Financial Officer

Dated: October 28, 2003